[GRAPHIC]

                                                                     TIMESSQUARE
                                                                 VP MONEY MARKET
                                                                            FUND
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                                                               Semiannual Report
                                                                   June 30, 2002

                                                                          [LOGO]

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                                                                               1

Dear Shareholders:

We are pleased to provide this report for TimesSquare VP Money Market Fund (the "Fund") (formerly known as CIGNA Variable Products Money Market Fund) covering the six months ended June 30, 2002.

Market Environment

The Federal Reserve (Fed) left interest rates unchanged in the first half of 2002. The Federal Open Market Committee meetings in the second quarter brought no change to interest rates or to the neutral bias announced in the first quarter. The pick-up in economic activity that occurred in the first quarter quickly fizzled under the black cloud of accounting scandals, indicted CEO's, and a spiraling equity market. However, the consumer continued to be the bright light on the dismal horizon. Lower interest rates caused mortgage refinancings to soar and helped strengthen housing activity. Existing home sales came in at
5.75 million in May, and new home sales jumped 8.1% to a record 1.03 million-unit rate. However, the Fed will need to see further improvement in the job market and an increase in capital spending before raising interest rates and taking back part of the monetary stimulus injected into the economy since 9/11. Current expectations call for the Fed tightening to begin in early 2003.

Portfolio Composition and Performance

On June 30, 2002, the portfolio contained: top-tier domestic commercial paper, 46.8%; top-tier foreign commercial paper, 13.8%; and U.S. Government and Agencies, 39.3%. The Fund is well diversified.

Total returns for the six months ended June 30, 2002, were:

Fund                                0.70%
Lipper Money Market Funds Average   0.56
3-month U.S. Treasury Bill          0.88

As of June 30, 2002, the Fund's weighted average portfolio maturity was 47 days, and the annualized 7-day yield was 1.36%.

Outlook

Second quarter data indicates that U.S. economic recovery has stalled, which may cause the Fed to remain neutral or reduce rates further in the second half of 2002, with some analysts calling for reductions of up to 75 basis points. Second quarter Gross Domestic Product appears to be rising at a modest rate, while inflation is expected to remain under control. Consumer spending and the housing market remain strong, but capital spending and the job market continue to lag. Once the data show signs of continued strength, market consensus will build over the timing of Fed tightening. With this in mind, we will continue to focus on the developing trends in both the U.S. and global economy as keys to further Fed action, and adjust our portfolio strategy accordingly.

Sincerely,

[Signature of Richard H. Forde]

Richard H. Forde
President
TimesSquare VP Money Market Fund

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TimesSquare VP Money Market Fund Investments in Securities                     2
June 30, 2002 (Unaudited)

                                                    Principal           Value
                                                        (000)           (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 60.6%
Domestic - 46.8%
American Express Credit Corp., 1.75%, 7/12/02         $ 8,500       $  8,495
Barclays Bank PLC, 1.79%, 9/5/02                       10,000          9,967
BellSouth Corp., 1.75%, 7/1/02                          5,367          5,367
ChevronTexaco Corp., 1.76%, 7/10/02                    10,300         10,295
Citicorp, 1.75%, 7/02/02                               13,500         13,499
Exxon Project Investment Corp., 1.75%, 7/9/02          13,300         13,295
General Electric Co., 1.78%, 9/27/02                   10,000          9,956
General Electric Capital Corp.,
 1.80%, 9/3/02                                          6,500          6,479
 7.00%, 2/3/03                                          2,500          2,565
 1.84%, 3/24/03 (a)                                     5,000          5,001
Goldman Sachs Group LP, 1.75%, 7/16/02                 10,000          9,993
Johnson and Johnson, 1.77%, 8/7/02                      9,000          8,984
Kimberly Clark Corp., 1.74%, 8/27/02                   11,347         11,316
Morgan Stanley, Dean Witter, Discover & Co.,
 1.76%, 7/8/02                                          6,778          6,776
 1.77%, 7/8/02                                          7,000          6,998
Nestle Capital Corp., 1.76%, 7/3/02                     7,000          6,999
Pfizer, Inc., 1.74%, 7/11/02                            6,500          6,497
Procter and Gamble Co., 1.76%, 7/23/02                 11,450         11,438
Wells Fargo Financial, Inc., 1.77%, 7/15/02            13,500         13,491
                                                                    --------
                                                                     167,411
                                                                    --------
Foreign - 13.8%
Deutsche Bank Financial LLC, 1.75%, 7/3/02             13,200         13,199
National Australia Funding Del., Inc., 1.77%,
   7/01/02                                             13,279         13,279
Siemens Capital Corp., 1.75%., 7/11/02                 13,000         12,994
UBS Finance, Inc., 1.80%, 7/2/02                       10,000         10,000
                                                                    --------
                                                                      49,472
                                                                    --------
Total Commercial Paper                                               216,883
                                                                    --------

                                                     Principal         Value
                                                         (000)          (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES - 39.3%
Fannie Mae,
 1.76%, 7/24/02                                       $ 5,000       $  4,994
 1.77%, 8/07/02                                         5,000          4,991
 1.91%, 8/21/02                                         5,000          4,986
 1.75%, 9/4/02                                         10,000          9,968
 1.76%, 9/18/02                                         7,000          6,973
 1.80%, 10/15/02                                       10,000          9,947
Federal Farm Credit Bank, 5.00%, 2/3/03                 1,500          1,524
Federal Home Loan Bank,
 6.88%, 7/18/02                                         2,500          2,503
 2.02%, 9/4/02                                          2,000          1,993
 1.98%, 9/5/02 (a)                                     10,000         10,000
 6.25%, 11/15/02                                        3,000          3,042
 2.03%, 3/4/03 (a)                                      5,000          5,007
 2.80%, 4/11/03                                         2,000          2,000
Freddie Mac,
 1.76%, 8/1/02                                          7,759          7,747
 1.78%, 9/13/02                                         3,100          3,089
 1.76%, 9/18/02                                        10,000          9,961
 6.25%, 10/15/02                                        1,650          1,667
 1.78%, 12/6/02                                        10,000          9,922
Sallie Mae,
 2.00%, 2/14/03                                         3,000          3,000
 1.81%, 2/18/03 (a)                                    17,000         16,998
 2.70%, 4/25/03                                         4,000          3,998
 2.60%, 7/2/03                                          4,500          4,502
 2.09%, 7/16/03 (a)                                     5,000          5,013
 2.06%, 8/15/03 (a)                                     3,500          3,509
U.S. Treasury Bills, 1.59%, 7/18/02                     3,000          2,998
                                                                    --------
                                                                     140,332
                                                                    --------
TOTAL INVESTMENTS IN SECURITIES - 99.9%
 (Total Cost - $357,215)                                             357,215
Cash and Other Assets, Less Liabilities - 0.1%                           250
                                                                    --------
NET ASSETS - 100.0%                                                 $357,465
                                                                    ========

NOTES TO INVESTMENTS IN SECURITIES
(a) Variable rate security. Rate is as of June 30, 2002.

The Notes to Financial Statements are an integral part of these statements.

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TimesSquare VP Money Market Fund Investments in Securities                     3
June 30, 2002 (Unaudited) (Continued)


TimesSquare VP Money Market Fund
                                              Value         % of
Ten Largest Positions (Unaudited)             (000)     Net Assets
------------------------------------------------------------------
Fannie Mae                                  $41,859        11.7%
Sallie Mae                                   37,020        10.4
Freddie Mac                                  32,386         9.1
Federal Home Loan Bank                       24,545         6.9
General Electric Capital Corp.               14,045         3.9
Morgan Stanley, Dean Witter,
  Discover & Co.                             13,774         3.9
Citicorp                                     13,499         3.8
Wells Fargo Financial, Inc.                  13,491         3.8
Exxon Project Investment Corp.               13,295         3.7
National Australia Funding Del., Inc.        13,279         3.7

The Notes to Financial Statements are an integral part of these statements.

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TimesSquare VP Money Market Fund                                               4

Statement of Assets and Liabilities
June 30, 2002 (Unaudited)
(In Thousands)

Assets:
Investments in securities at value                      $357,215
Interest receivable                                          390
Prepaid insurance                                              4
Investment for Trustees' deferred compensation plan            2
                                                        --------
  Total assets                                           357,611
                                                        --------
Liabilities:
Investment advisory fees payable                              39
Dividends payable                                             40
Administrative services fees payable                          36
Registration fees payable                                     19
Audit and legal fees payable                                   7
Shareholder reports payable                                    3
Deferred Trustees' fees payable                                2
                                                        --------
  Total liabilities                                          146
                                                        --------
Net Assets                                              $357,465
                                                        ========
Components of Net Assets:
Paid in capital                                         $357,375
Undistributed net investment income                           88
Accumulated net realized gain on investments                   2
                                                        --------
Net Assets                                              $357,465
                                                        ========
Shares Outstanding                                       357,375
                                                        ========
Net Asset Value and Redemption Price per Share          $   1.00
                                                        ========
Cost of Investments                                     $357,215
                                                        ========


Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)
(In Thousands)

Investment Income:
Income:
   Interest                                         $2,611
                                                    ------
Expenses:
   Investment advisory fees               $481
   Administrative services fees             46
   Custodian fees and expenses              39
   Auditing and legal fees                  14
   Registration fees                        12
   Transfer agent fees                       4
   Trustees' fees                            2
   Other                                     1
                                          ----
   Total expenses                         $599
                                          ----
Net Investment Income                                2,012
                                                    ------
Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized gain from investments                    2
                                                    ------
Net Realized and Unrealized Gain
   (Loss) on Investments                                 2
                                                    ------
Net Increase in Net Assets Resulting
   From Operations                                  $2,014
                                                    ======

The Notes to Financial Statements are an integral part of these statements.

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TimesSquare VP Money Market Fund                                               5

Statements of Changes in Net Assets
(In Thousands)

                                               For the Six
                                              Months Ended       For the Year
                                                June 30,            Ended
                                                  2002           December 31,
                                               (Unaudited)           2001
                                            ----------------   ---------------
Operations:
Net investment income                           $    2,012         $  6,301
Net realized gain on investments                         2                6
                                                ----------         --------
Net increase in net assets from operations           2,014            6,307
                                                ----------         --------
Dividends and Distributions:
From net investment income                          (1,924)          (6,307)
                                                ----------         --------
Total dividends and distributions                   (1,924)          (6,307)
                                                ----------         --------
Capital Share Transactions:
Net proceeds from sales of shares                  446,831          369,457
Net asset value of shares issued to
   shareholders in reinvestment of dividends
   and distributions                                 1,892            6,379
                                                ----------         --------
                                                   448,723          375,836
Cost of shares redeemed                           (308,653)        (319,436)
                                                ----------         --------
Net increase in net assets from Fund share
   transactions                                    140,070           56,400
                                                ----------         --------
Net Increase in Net Assets                         140,160           56,400

Net Assets:
Beginning of period                                217,305          160,905
                                                ----------         --------
End of period                                   $  357,465         $217,305
                                                ==========         ========
* Includes undistributed net investment
   income of                                    $       88         $      0
                                                ==========         ========

                                                For the Six
                                               Months Ended       For the Year
                                                 June 30,            Ended
                                                   2002           December 31,
                                                (Unaudited)           2001
                                             ----------------   ---------------
Transactions in Capital Stock
Shares sold                                        446,831          369,457
Shares issued in reinvestment of dividends
   and distributions                                 1,892            6,379
                                                ----------         --------
                                                   448,723          375,836
Shares redeemed                                   (308,653)        (319,436)
                                                ----------         --------
Net increase in shares outstanding                 140,070           56,400
                                                ==========         ========

The Notes to Financial Statements are an integral part of these statements.

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TimesSquare VP Money Market Fund                                               6

Financial Highlights

                                             For the Six
                                            Months Ended
                                            June 30, 2002
                                             (Unaudited)
----------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period         $    1.00
Income from investment operations:
Net investment income (a)                         0.01
                                             ---------
Total from investment operations                  0.01
                                             ---------
Less dividends and distributions:
Dividends from net investment income             (0.01)
                                             ---------
Total dividends and distributions                (0.01)
                                             ---------
Net asset value, end of period               $    1.00
                                             =========
Total Return                                      0.70%(c)

Ratios to Average Net Assets:
Gross expenses                                    0.44%(d)
Fees and expenses waived by the Adviser           0.00%
Net expenses                                      0.44%(d)
Net investment income                             1.46%(d)
Net Assets, End of Period (000 omitted)      $ 357,465

                                                                  For the Year Ended December 31,
                                          --------------------------------------------------------------------------------
                                              2001           2000             1999             1998             1997
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period        $   1.00      $    1.00        $    1.00        $    1.00        $    1.00
Income from investment operations:
Net investment income (a)                       0.04           0.06             0.05             0.05             0.05
                                            --------      ---------        ---------        ---------        ---------
Total from investment operations                0.04           0.06             0.05             0.05             0.05
                                            --------      ---------        ---------        ---------        ---------
Less dividends and distributions:
Dividends from net investment income           (0.04)         (0.06)           (0.05)           (0.05)           (0.05)
                                            --------      ---------        ---------        ---------        ---------
Total dividends and distributions              (0.04)         (0.06)           (0.05)           (0.05)           (0.05)
                                            --------      ---------        ---------        ---------        ---------
Net asset value, end of period              $   1.00      $    1.00        $    1.00        $    1.00        $    1.00
                                            ========      =========        =========        =========        =========
Total Return                                    3.73%          6.06%(b)         4.83%(b)         5.14%(b)         5.19%(b)

Ratios to Average Net Assets:
Gross expenses                                  0.48%          0.54%            0.64%            0.73%            1.11%
Fees and expenses waived by the Adviser         0.00%          0.04%            0.14%            0.23%            0.61%
Net expenses                                    0.48%          0.50%            0.50%            0.50%            0.50%
Net investment income                           3.53%          6.01%            4.72%            4.98%            5.07%
Net Assets, End of Period (000 omitted)     $217,305      $ 160,905        $  31,345        $  28,612        $  14,540

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(c) Not annualized.
(d) Annualized.

The Notes to Financial Statements are an integral part of these statements.

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TimesSquare VP Money Market Fund Notes to Financial Statements                 7
(Unaudited)

1. Significant Accounting Policies. TimesSquare VP Money Market Fund (the "Fund") (renamed from CIGNA Variable Products Money Market Fund, effective May 1, 2002) is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- The Fund's investments are valued at amortized cost, which the Board of Trustees has determined constitutes fair value, and which, at June 30, 2002, approximated cost for federal income tax purposes.

B. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Securities gains and losses are recognized on the basis of identified cost.

C. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

D. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to paid-in capital may be required.

2. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. TimesSquare has contractually agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, 0.50% of average daily net assets until April 30, 2003, and thereafter, to the extent described in the Fund's then current prospectus. Effective May 1, 2002, TimesSquare retains the right to be repaid by the Fund if the Fund's expenses fall below the

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TimesSquare VP Money Market Fund Notes to Financial Statements                 8
(Unaudited) (Continued)

percentage specified above prior to the end of the fiscal year or within three years after TimesSquare waives advisory fees or reimburses a Fund's operating expenses.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, other affiliated CIGNA Variable Products Funds may invest in the Fund. TimesSquare will waive the amount of its advisory fee for the affiliated Funds in an amount that offsets the amount of the advisory fees incurred in the TimesSquare VP Money Market Fund.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2002, the Fund paid or accrued $45,541.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. Capital Stock. The Fund offers an unlimited number of shares of beneficial interest, without par value. Connecticut General Life Insurance Company, an indirect, wholly-owned subsidiary of CIGNA Corporation, TimesSquare VP Core Plus Bond Fund and TimesSquare VP S&P 500[RegTM] Index Fund are the shareholders of the Fund, with ownership of 95.7%, 1.7%, and 2.6%, respectively.

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TimesSquare VP Money Market Fund                                             9

Trustees
Paul J. McDonald
Special Advisor to the Board of Directors, Friendly Ice Cream Corporation

Russell H. Jones
Vice President and Treasurer, Kaman Corporation

Farhan Sharaff
Chief Investment Officer, CIGNA Retirement & Investment Services and President, TimesSquare Capital Management, Inc.

Officers
Richard H. Forde
President

Alfred A. Bingham III
Vice President and Treasurer

Jeffrey S. Winer
Vice President and Secretary

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TimesSquare VP Money Market Fund is an open-end, diversified management investment company that invests in short-term money market instruments. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.
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